American Beacon ARK Transformational Innovation Fund

Supplement dated April 5, 2019
to the
Statement of Additional Information dated January 1, 2019

I.          In the section “MANAGEMENT, ADMINISTRATIVE, AND DISTRIBUTION SERVICES
– The Manager”, the first table on page 32 is deleted and replaced with the following:

ARK Transformational Innovation Fund
Gross income earned by the fund from securities lending activities	$43,407
Fees and/or compensation paid by the fund for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$4,131
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,304
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$5,187
Other fees not included in revenue split (administrative and oversight functions provided by the Manager)	$4,131
Aggregate fees/compensation paid by the fund for securities lending activities	$14,752
Net income from securities lending activities	$28,655

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